UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2009

MUSICIAN’S EXCHANGE

(Exact name of registrant as specified in its charter)

Nevada	333-149446	26-1929199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Lilac Charm Ave. Las Vegas, Nevada	89183
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4863

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K filed on May 15, 2009 as amended on August 10, 2009, to include disclosure to Item 4.01 that the PCAOB revoked the registration of Lawrence Scharfman & Co. CPA P.C.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 11, 2009, Lawrence Scharfman & Co. CPA P.C. (“Scharfman”) terminated his engagement as the Registrant’s independent registered public accountants.  On May 11, 2009, the Board of Directors of the Registrant approved the engagement of Moore & Associates, Chartered (‘Moore”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2009 (Moore’s PCAOB registration was subsequently revoked on August 27, 2009).

On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures.

Scharfman issued its auditors’ report on the financial statements for the period February 20, 2008 (inception) to December 31, 2008. As Scharfman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission. The Registrant intends to have the New Accountant re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

During the period ended December 31, 2008 and through the date of this Current Report, there have been no disagreements with Scharfman (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scharfman, would have caused them to make reference thereto in their report on financial statements for such years.

During the period ended December 31, 2008 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant provided Scharfman a copy of the above disclosure and requested that he furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not he agrees with the statements made above. A copy of Scharfman’s letter to the Commission is attached hereto as Exhibit 16.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.2	Letter From Lawrence Scharfman & Co., CPA P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSICIAN’S EXCHANGE

By: /S/ Daniel R. Van Ness
Daniel R. Van Ness, President

Date:  September 17, 2009